SYNTHESIS ENERGY SYSTEMS







August 2008

Cleanly Unlocking the Value of Coal

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Synthesis Energy Systems, a Delaware corporation ("Synthesis" or the "Company"), expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strength, goals, expansions and growth of the Company's business and operations, plans, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our early stage of development, our estimate of the sufficiency of existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the limited history and viability of our technology, our results of operations in foreign countries, our ability to diversify, our ability to maintain production from our first plant in the Hai Hua project, and the sufficiency of our internal controls and procedures. Although we believe that in making such forward-looking statements our expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. We cannot assure you that the assumptions upon which these statements are based will prove to have been correct. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

SES – A Global Industrial Gasification Company

Our business is to build, own and operate gasification plants in China, the U.S. and ultimately worldwide:



Hai Hua Plant

Initial syngas sales February 2008

- Pure-play gasification company with first mover advantage
- Demonstrated ability to implement unique technology with first project complete and producing syngas
  - Second project under construction and other projects in advanced development
- Scalable projects offer increased geographic flexibility and attractive financial returns
- Highly experienced management team with a track record of success

Overview of the Gasification Process

Gasification is a proven process that converts solid hydrocarbon fuels into synthesis gas ("syngas"), which can be used to produce valuable chemical and motor fuel products.



Creates a capturable CO2 stream
Coal
Biomass
Gasifier
Limits production of regulated emissions (SOx, NOx and particulates)
Syngas
(CO, Hydrogen)
Transportation Fuels
Gasoline, Methanol, DME, FT Diesel
Agriculture
Ammonia, Urea
Power Generation
Syngas, DME, SNG

History and Milestones

SYNTHESIS ENERGY SYSTEMS

2004 2005 2006 2007 2008

November 2003:
SES formed

January 2004:
SES acquires rights for U-GAS® technology license from Gasification Technology Institute (GTI)

April 2005:
SES becomes publicly traded through a reverse merger

May 2005
Private Placement:
$9mm at
$2.50 per share

May 2006:
Board appoints Tim Vail, CEO and David Eichinger, CFO

July 2006:
SES signs JV agreement with Hai Hua Coal & Chemical Co.

August 2006
Private Placement:
$16mm at
$5.25 per share

December 2006:
Hai Hua groundbreaking

March 2007:
Close of $12mm financing for Hai Hua from Industrial and Commercial Bank of China

June 2007:
Golden Concord groundbreaking

November 2007:
Began trading as SYMX on the NASDAQ

November 2007
Equity Offering:
$54mm at
$9.00 per share

February 2008:
First syngas sales from Hai Hua plant

April 2008:
SES and CONSOL Energy complete the feasibility and initial engineering studies for U.S. project

May 2008:
Robert Rigdon joins, SVP Global Operations

June 2008
Equity Offering:
$100mm at
$9.25 per share

July 2008: SES and CONSOL Energy fund FEED study for U.S. project and announce public financing and tax incentives for the project

Our Global Presence


Golden Concord
Inner Mongolia
(under construction)
Chinese
Headquarters
Shanghai
Hai Hua
Zaozhuang City
(operating)
YIMA
Henan Province
(under development)


CONSOL
West Virginia
(under development)
Corporate
Headquarters
Houston, Texas



Hai Hua Gasification Plant

Location:	Zaozhuang City, China
Capacity:	28,000 standard m^3/hour syngas
MW (equivalent):	25MW
Cost:	$36.3 million
Construction:	December 2006 to October 2007
Syngas Production:	January 2008
Syngas Sales:	February 2008

Investment Highlights — Leading the Next Wave of Gasification

- **Only publicly traded, pure-play gasification company**
  - ✓ First plant generating syngas sales, one under construction and two in advanced development
  - ✓ Ability to produce multiple end-products including transportation fuels, fertilizers and chemicals
- **U-GAS® technology provides significant economic and operating advantages**
  - ✓ Cost advantage from unique ability to use low rank coal and reduced construction & maintenance costs
  - ✓ Geographic flexibility and attractive financial returns from technology / process scalability
- **Unique position in the Chinese market**
  - ✓ Established, experienced local presence
  - ✓ Provides low-cost engineering and manufacturing base
- **Strategic alliances with key industry players**
  - ✓ CONSOL Energy - the largest producer of bituminous coal in the U.S.
  - ✓ CNCEC - China's largest chemical engineering group
  - ✓ AEI - develops, owns and operates essential energy infrastructure in emerging markets
- **Management is highly experienced in the development and operation of energy projects**
  - ✓ Over 200 years collective experience in China, the U.S., and emerging markets

U-GAS® — A True Technology Advantage

Proven Technology	➢ Developed by the Gas Technology Institute over the past 30 years ➢ SES possesses significant proprietary "know-how" and engineering capabilities and continues to improve on the technology (6 patents pending)
Exclusive License	➢ Exclusive global license to manufacture, make, use and sell U-GAS® gasification systems with both coal and coal/biomass blends ➢ Term of 10 years with option for two additional 10 year periods
Scalability	➢ Smaller scale allows faster construction at lower capital costs ➢ Increased geographic flexibility and the ability to construct in close proximity to coal sources and customers
Fuel Flexibility	➢ Unique ability to efficiently gasify a wide range of globally abundant fuels, including low-rank waste coals, biomass and wastes ➢ Use of low-cost fuels delivers superior project returns
Maintenance & Reliability	➢ Lower operating temperatures reduce maintenance costs and facility downtime ➢ Redundant systems provide increased availability

Coal Provides an Attractive Cost Advantage Over Other Energy Commodities

SYNTHESIS ENERGY SYSTEMS

Historical U.S. commodity prices



$30
$25
$20
$15
$10
$5
$0
US$/mm BTU
Gasoline
Natural Gas
Low Rank Coal
Gasoline $25.66
NatGas $11.72
Coal $0.87
Jun-98 Jun-99 Jun-00 Jun-01 Jun-02 Jun-03 Jun-04 Jun-05 Jun-06 Jun-07 Jun-08

Source: Bloomberg. Powder River Basin Coal 8800 (ticker: COALPWDR) 2,000 lbs/ton and 8,800 BTU / lb. NYMEX gasoline 12-month strip, NYMEX unleaded gasoline contract until March 30, 2007, NYMEX RBOB gasoline contract after March 30, 2007 (tickers: NRGSHU12, NYMEX unleaded gasoline 12-month strip and NRGSRB12 NYMEX RBOB gasoline 12-month strip) assuming 5.2 mmBTU/Bbl. NYMEX Natural gas 12 month strip (ticker: NRGSNG12) 1 mmBTU as of 5/30/2008.

Today's Energy Pathways



Current Situation
Crude
$21.55/mmbtu[1]
Petroleum refining
Global
Gasoline
Gasification Alternatives
Coal
$0.87/mmbtu[2]
Biomass
Creates a capturable CO2 stream
U-GAS® Gasifier
Limits production of regulated emissions (SO2, NO2 and particulates)
Syngas
(CO, Hydrogen)
Methanol
Methanol-to-Gasoline
China
Methanol as a gasoline substitute
U.S.
MTG technology
U.S.
Industrial use methanol

[1] Assuming $125/bbl and 5.8mmbtu per barrel
[2] Assuming PRB (8800) coal

Our Strategy: Build, Own and Operate U-GAS® Facilities

SES
SYNTHESIS ENERGY SYSTEMS

Close Proximity to Fuel Source

Well-Capitalized Strategic Partners



Leverage Unique "China" Capabilities

Develop Expandable Plant Sites

Our Focus: The U.S. and China



Coal reserves (tonnes)
Oil reserves (Bbl)
246bn
30bn
• Net oil imports: 12.4 mmbpd
115bn
16bn
• Net oil imports: 3.6 mmbpd

- Strong long-term demand for domestically produced energy and chemical feedstocks
- Shortage of domestic oil & gas energy resources
- Political and regulatory commitment to clean coal technologies
- "China" advantage - faster and less costly project development

Statistics source: U.S. Department of Energy (2006)

Carbon Management is a Part of SES's Long-Term Strategy



Canada
1,300
7
USA
3,900
246
Central &
South America
310
20
Europe
390
130
Africa
430
50
Russia
2,100
157
China
390
115
Asia Pacific
(exc. China)
732
104
Australia
700
79
Carbon dioxide storage capacity (bn tonnes)
Proved coal reserves (bn tonnes)

SES's plants are designed to accommodate a carbon management solution

Source: Global Energy Technology Strategy Program (GTSP)

Hai Hua Joint Venture

HAI HUA PROJECT

Location	Zaozhuang City, China
Capacity	300 tonnes/day of coal (25 MW equivalent)
Product	Syngas
Design Output	28,000 scm/hr
Build Cost	$36 million
Financing Source	Industrial and Commercial Bank of China (ICBC)
Term Loan	$12 million
Groundbreaking	Q4 2006
Commissioning	Q1 2008
Partner	Shandong Hai Hua Coal & Chemical Company Ltd.
Structure	95% SES / 5% Hai Hua Joint Venture



Hai Hua: One-Year Construction Cycle

Oct '06



Government Approvals Received

Dec '06



Ground-Breaking Ceremony

Feb '07



Civil Engineering Complete

May '07



Major Equipment Installed

Oct '07



Constructio n Complete

Feb '08



First Syngas Sales

Golden Concord Joint Venture

SES SYNTHESIS ENERGY SYSTEMS

GOLDEN CONCORD PROJECT

Location	Inner Mongolia, China
Capacity	1,200 tonnes/day of coal (100 MW equivalent)
Product	Methanol/DME
Design Output	225,000 tons/year of methanol (45mm gallons/year gasoline equivalent)
Expected Cost	$110 - $130 million
Financing	Approx. 50% debt Under negotiation
Groundbreaking	Q2 2007
Expected Commissioning	Q1 2010
Partner	Golden Concord Holdings Ltd.
Structure	51% SES / 49% Golden Concord Holdings



Note: 330 gallons MeOH/ton MeOH, 1 gallon gasoline =1.65 gallon MeOH

Yima Joint Venture

YIMA PROJECT – PHASE I

Location	Henan Province, China
Capacity	2,000 tonnes/day of coal (200 MW equivalent)
Product	Methanol/DME
Design Output	500,000 tons/year of methanol (100mm gallons/year gasoline equivalent)
Expected Cost	$250 - $350 million
Financing	Partner provided
Expected Groundbreaking	Q3 2008
Expected Commissioning	Q4 2010
Partner	YIMA Coal Industry Group Co. Ltd.
Structure	49% SES /51% Yima



Note: 330 gallons MeOH/ton MeOH, 1 gallon gasoline =1.65 gallon MeOH

CONSOL Joint Venture

SES SYNTHESIS ENERGY SYSTEMS

CONSOL PROJECT

Location	West Virgina, U.S.
Capacity	2,000 tonnes/day of coal (200 MW equivalent)
Product	Methanol and Gasoline*
Design Output	720,000 metric tons/year of methanol (~100mm gallons/year 87 octane gasoline)
Expected Cost	Approx. $800 million
Financing	Under Negotiation
Expected Groundbreaking	Q1 2009
Expected Commissioning	Q1 2011
Partner	CONSOL Energy Inc.
Structure	50% SES /50% CONSOL



*SES and CONSOL Energy are currently negotiating with ExxonMobil Research and Engineering to license their proprietary methanol-to-gasoline technology

Note: 330 gallons MeOH/ton MeOH, 1 gallon gasoline =1.65 gallon MeOH

Financial Summary

NASDAQ: SYMX

Date of Listing	November 1, 2007
Shares Outstanding (Fully Diluted)	Approximately 48 million shares
52-Week Range	$5.05 - $15.92
Average Daily Volume (3-month)	235,000 shares

Equity Offerings

June 2008	$100 million at $9.25 per share
November 2007	$54 million at $9.00 per share
July 2006	$16 million at $5.25 per share
May 2005	$5 million at $2.50 per share

Investment Highlights — Leading the Next Wave of Gasification

SES SYNTHESIS ENERGY SYSTEMS

- **Only publicly traded, pure-play gasification company**
  - ✓ First plant generating syngas sales, one under construction and two in advanced development
  - ✓ Ability to produce multiple end-products including transportation fuels, fertilizers and chemicals
- **U-GAS® technology provides significant economic and operating advantages**
  - ✓ Cost advantage from unique ability to use low rank coal and reduced construction & maintenance costs
  - ✓ Geographic flexibility and attractive financial returns from technology / process scalability
- **Unique position in the Chinese market**
  - ✓ Established, experienced local presence
  - ✓ Provides low-cost engineering and manufacturing base
- **Strategic alliances with key industry players**
  - ✓ CONSOL Energy - the largest producer of bituminous coal in the U.S.
  - ✓ CNCEC - China's largest chemical engineering group
  - ✓ AEI - develops, owns and operates essential energy infrastructure in emerging markets
- **Management is highly experienced in the development and operation of energy projects**
  - ✓ Over 200 years collective experience in China, the U.S., and emerging markets

SYNTHESIS ENERGY SYSTEMS

August 2008







Cleanly Unlocking the Value of Coal